                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2002
                                                 (September 26, 2002)
                                                 -------------------------------

                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                            0-23486              62-1096725
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(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)         Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                 37604
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (423) 743-9151
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On September 26, 2002, the Company issued a press release announcing it filed a shelf registration statement with the Securities and Exchange Commission on September 26, 2002. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      EXHIBITS.  The following exhibits are filed herewith:

         99.1     Press Release dated September 26, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 27, 2002
                                          NN, INC.

                                          By:  /s/ William C. Kelly, Jr.
                                             -----------------------------------
                                               William C. Kelly, Jr.,
                                               Treasurer, Secretary and Chief
                                               Accounting Officer

                                                                                                                                                   Exhibit 99.1